CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is made and entered into this 1st day of January 2002 by and between Altair International Inc., an Ontario corporation (the "Company"), and Irvine Management Consulting Inc., a California corporation ("Consultant"; collectively with the Company, the "Parties").

         In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

         1. Purpose: The Company hereby engages Consultant for the term specified in Paragraph 2 hereto to render corporate advisory services to the Company upon the terms and conditions set forth herein.

         2. Term: Nonexclusive Nature of Services; and Termination. Subject to earlier termination as provided below, the term of this Agreement is twelve months from the date hereof (the "Term"). Notwithstanding the foregoing, this Agreement may be terminated with or without cause at any time by the Company or Consultant upon no fewer than 48 hours written notice. This Agreement is non-exclusive on the part of both Parties.

         3. Duties of Consultant: During the term of this Agreement, Consultant shall, upon the request of the Company, provide the Company with advice regarding strategic business planning, potential acquisitions by the Company, corporate finances (other than capital raising) and general marketing. Consultant shall devote such time and effort to the performance of its duties hereunder as it shall determine is reasonably necessary. Consultant may look to such others for such factual information and research upon which to base its advice to the Company hereunder, as Consultant shall deem appropriate.

         4. Compensation: In consideration for the services rendered by Consultant, the Company shall pay Consultant an initial payment of $10,000 on or before January 10, 2002. In addition, the Company shall grant Consultant warrants in the form attached hereto as Exhibit A (the "Warrants") with respect to 200,000 common shares of the Company. The Warrants and any common shares of the Company issuable thereunder are hereinafter referred to as the "Securities."

         5. Expenses of Consultant: Consultant shall pay all of its own expenses in connection with the services provided hereunder.

         6. Liability of Consultant: In furnishing the Company with advice and other services as herein provided, neither Consultant nor any officer, director or agent of Consultant shall be liable to the Company or its creditors for errors of judgment of Consultant in the performance of its duties under this Agreement, provided, however, that Consultant agrees to indemnify and hold the Company harmless as provided in Section 8.

              (a) It is further understood and agreed that Consultant may rely upon information furnished to it by the Company and that, except as herein provided, Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or inaction on the basis of any advice, recommendation or approval of Consultant or its respective partners, employees or agents.

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

              (b) The Company acknowledges that all opinions and advice (written or oral) given by Consultant to the Company in connection with this engagement are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of Consultant to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to Consultant, or use Consultant's name in any annual reports or any other reports or releases of the Company without Consultant's prior written consent or as otherwise required by law or judicial or administrative process.

              (c) The Company acknowledges that Consultant is not a registered broker/dealer and therefore, Consultant will not, under any circumstances, perform any of the following services for the Company:

                  (1)  Make offers or sales of securities;

                  (2)  Prepare research reports;

                  (3) Directly or indirectly promote or maintain a market for the Company's common shares;

                  (4) Facilitate the offer or sale of securities or make a market in any securities;

                  (5)  Negotiate for the offer or sale of securities; or

                  (6) Any other transaction or activity requiring broker/dealer registration.

Consultant covenants and agrees that it shall not, and is not being compensate for providing, any of the aforementioned services to the Company.

              (d) The Company further recognizes and acknowledges that Consultant is not a registered investment advisor, does not hold itself out as an investment advisor, and, as of the date of this Agreement, has no other clients to whom it renders advisory services

         8.   Company Information:


              (a) The Company shall furnish to Consultant all data, material and other information relevant to the performance by Consultant of its obligations under this Agreement, or particular projects as to which Consultant is acting as advisor, which will permit Consultant to be appraised of all facts material to the advice to be rendered, and all data, material or information reasonably requested by Consultant. The Company acknowledges and agrees that in performing its services under this engagement, Consultant may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same. In the event that the Company fails or refuses to furnish any such data, material or information reasonably requested by Consultant, and thus prevents or impedes Consultant's performance hereunder, any inability of Consultant to perform shall not be a breach of its obligations hereunder.

              (b) Except as contemplated by the terms hereof or as required by applicable law, Consultant shall keep confidential all non-public information provided to it by the Company and shall not disclose such information to any third party or use such information for the benefit of any person other than the Company without the Company's prior written consent. Notwithstanding the foregoing, Consultant shall not be required to maintain confidentiality with respect to information (i) which is or becomes part of the public domain; (ii) of which Consultant had independent knowledge prior to disclosure; (iii) which


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

comes into the possession of Consultant or its employees or agents in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by Consultant pursuant to legal process or in accordance with governmental or regulatory requirements. If Consultant is requested or required (by oral questions, interrogatories, requests for information or document subpoenas, civil investigative demands, or similar process) to disclose any confidential information supplied to it by the Company, or the existence of other negotiations in the course of its dealings with the Company or its representatives, Consultant shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

         9.   Indemnification:


              (a) The Company agrees to indemnify and hold harmless Consultant, (and the officers, directors, employees, agents, representatives and controlling persons of Consultant) from and against any and all losses, claims, damages, liabilities, costs and expenses (and all actions, suits, proceedings or claims in respect thereof) and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the reasonable costs of investigating, preparing or defending any such action, suit, proceeding or claim, whether or not in connection with any action, suit, proceeding or claim in which Consultant is a party), as and when incurred, directly or indirectly, caused by, relating to, based upon or arising out of (a) any information provided by the Company to Consultant under this Agreement, (b) the Company's breach of any covenant or other provision in this Agreement or the inaccuracy of any information provided by the Company to Consultant under this Agreement.

              (b) Consultant agrees to indemnify and hold harmless the Company (and its officers, directors, employees, agents, representatives and controlling persons) from and against any and all losses, claims, damages, liabilities, costs and expenses (and all actions, suits, proceedings or claims in respect thereof) and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the reasonable costs of investigating, preparing or defending any such action, suit, proceeding or claim, whether or not in connection with any action, suit, proceeding or claim in which the Company is a party), as and when incurred, directly or indirectly, caused by, relating to, based upon or arising out of Consultant's breach of any covenant or other provision in this Agreement or the inaccuracy of any representation or warranty of Consultant in this Agreement.

              (c) The obligations of the Parties under the Section shall survive the termination of this Agreement.

         10. Investment Representations. Consultant represents and warrants to the Company as follows:


              (a) Authorization. This Agreement constitutes Consultant's valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance, and Consultant has full power and authority to enter into this Agreement.

              (b) Representations Not Made by Company. Consultant represents and affirms that none of the following information has ever been represented,


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

guaranteed or warranted to Consultant, expressly or by implication, by any person: (i) the approximate or exact length of time that Consultant will be required to remain a security holder of the Company; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or (iii) the possibility that the past performance or experience on the part of the Company or any affiliate, or any officer, director, employee or agent of the foregoing, might in any way indicate or predict the results of ownership of any Security or the potential success of the Company's operations.

              (c) Purchase for Own Account. Consultant is the sole and true party in interest, is acquiring the Securities for his/her/its own account for investment, is not purchasing the Securities for hereby for the benefit of any other person, and has no present intention of holding or managing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities. Consultant (i) if an individual, is a citizen of the United States, is at least 21 years of age, and is a bona fide permanent resident of and is domiciled in the state set forth below Consultant's name in Section 12 hereof, (ii) if an entity, is duly organized and in good standing in its jurisdiction of organization and has its principal place of business in the state set forth below Consultant's name in Section 12 hereof.

              (d) Disclosure and Review of Information. Consultant acknowledges and represents that he/it has received and reviewed a copy of (A) the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2000, (B) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and (C) the Company's Current Report on Form 8-K filed with the SEC on January 4, 2002 (the "Current Filings") and has been given a reasonable opportunity to review all documents, books and records of the Company pertaining to this investment, and has been supplied with all additional information concerning the Company and the Securities that has been requested by Consultant, has had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of Consultant. Consultant has received, and acknowledges that he/it is receiving, no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents other than those contained in this Agreement and the Current Filings. In making his/her decision to purchase the Securities, Consultant has relied solely upon its review of the Current Filings, this Agreement, and independent investigations made by it or its representatives without assistance of the Company.

              (e) Speculative Investment. Consultant understands that (i) he/it must bear the economic risk of the investment in the Securities for an indefinite period of time because the Warrants and the common shares issuable upon exercise of the Warrants have not been registered under the Securities Act or qualified under the Securities Act or the securities laws of any other jurisdiction and (ii) his/its investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. Consultant has adequate means of providing for his/her current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of Consultant's entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

              (f) Accredited Consultant Status. Consultant is an "accredited Consultant" within the meaning of Rule 501(a) promulgated under the Securities Act, in that Consultant (a) is a natural person (i) whose individual net worth, or joint net worth with his spouse, presently exceeds $1,000,000, or (ii) who


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

had individual net income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reach that same income level in the current year, or (b) is an entity in which all of the equity owners satisfy the definition of accredited Consultant set forth in subsection (a).

              (g) Investment Experience. Consultant has experience as a Consultant in securities and acknowledges that it can bear the economic risk of its investment in the Securities. By reason of Consultant's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, Consultant has the capacity to protect its own interests in connection with its purchase of the Securities. Consultant has the financial capacity to bear the risk of this investment and has received from the Company all information it has requested and considers necessary or appropriate for deciding whether to purchase the Securities. If an entity, Consultant has not been organized solely for the purpose of acquiring the Securities.

              (h) Restricted Securities. Consultant understands that the Warrants and the common shares issuable upon exercise of the Warrants are and will be "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act") inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Consultant represents that he/it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consultant further confirms and agrees that the Company is under no obligation to register the re-sale of the Warrants or the common shares issuable upon exercise of the Warrants under the Securities Act or any state securities laws.

              (i) Legends. Consultant understands that the certificates evidencing the Warrants and the common shares issuable upon the exercise thereof will bear the legend set forth below, together with any other legends required by the laws of the Province of Ontario and any other state or province with jurisdiction:

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO SUCH SECURITIES OR THE COMPANY HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

         The legend set forth above shall be removed by the Company from any certificate evidencing any of the Securities only (i) upon receipt by the Company of an opinion in form and substance satisfactory to the Company that such legend may be removed pursuant to Rule 144 promulgated under the Securities Act, or (ii) upon confirmation that a registration statement under the Securities Act is at that time in effect with respect to the legended Security and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the respective Security was issued.

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

         11. Independent Contractor: Consultant shall perform its services hereunder as an independent contractor and not as an employee of the Company. It is expressly understood and agreed to by the Parties hereto that Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

         12.  Miscellaneous:


              (a) This Agreement constitutes the entire agreement and understanding of the Parties hereto and supersedes any and all previous agreements and understandings, whether oral or written, between the Parties with respect to the matters set forth herein.

              (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or
(i) sent postage prepaid by registered mail, return receipt requested, or (ii) received by facsimile, to the respective Parties as set forth below, or to such other address as either party may notify the other in writing:

         If to Company:             Altair International Inc.
         -------------              1725 Sheridan Avenue, Suite 140
                                    Cody, Wyoming  82414
                                    Facsimile: (307) 587-8357
                                    Attn: President

         If to Consultant:
         ----------------           Irvine Management Consulting Inc.
                                    1278 Glenneyre #145
                                    Laguna Beach, CA  92651
                                    Fax: (949) 464-0927
                                    Attn: Christopher Dillow


              (c) This Agreement  shall be binding upon and inure to the benefit
of  each  of  the  Parties  hereto  and  their  respective   successors,   legal
representatives and assigns.

              (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

              (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the Parties hereto.

              (f) This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, without giving effect to conflict of law principles.

              (g) This Agreement may not be assigned by either party without the express written consent of the other party, which consent may be withheld or granted in such party's sole discretion. Any attempted assignment or delegation without such consent will be void.


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


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            COMPANY:

                                            Altair International Incorporated
                                            an Ontario corporation


                                            /s/   Ed Dickinson
                                            ----------------------------------
                                            By:   Ed Dickinson
                                            Its:  Chief Financial Officer

                                            CONSULTANT:

                                            Irvine Management Consultants Inc.,
                                            a California corporation


                                            /s/   Christopher Dillow
                                            ----------------------------------
                                            By:   Christopher Dillow
                                            Its:
                                                 -----------------------------






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



                                    Exhibit A
                                       to
                              Consulting Agreement


                                     Warrant


                                 [see attached]






















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